Exhibit 99.1

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Equity Residential

The Partners

ERP Operating Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of the Florida Portfolio for the year ended December 31, 2006. This statement is the responsibility of the management of the Florida Portfolio (the “Properties”).  Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Properties’ internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Residential and ERP Operating Limited Partnership, as described in Note 1, and is not intended to be a complete presentation of the Properties’ revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Florida Portfolio for the year ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois

December 21, 2007

FLORIDA PORTFOLIO

Statement of Revenue and Certain Expenses

Year Ended
December 31,
2006

Revenue
Rental revenue	$35,311,314
Other revenue	41,904
Total revenue	35,353,218

Expenses
Maintenance	1,889,990
Operating	3,401,187
Utilities	1,973,607
Real estate taxes and insurance	6,154,626
Management fees — affiliate	1,152,862
Total expenses	14,572,272
Revenue in excess of certain expenses	$20,780,946

See accompanying notes.

FLORIDA PORTFOLIO

Notes to Statement of Revenue and Certain Expenses

1. Basis of Presentation

On January 4, 2007, ERP Operating Limited Partnership (collectively with Equity Residential, its general partner, the “Company”) indirectly acquired a portfolio of apartment buildings in Florida known as the Florida Portfolio (the “Properties”).

The statement of revenue and certain expenses relate to the operations of the Florida Portfolio and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statement of revenue and certain expenses has been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statement of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statement of revenue and certain expenses for the period presented is not representative of the actual operations for the period presented, as certain revenues and expenses which may not be in the proposed future operations of the Florida Portfolio have been excluded in accordance with Rule 3-14 of Regulation S-X.

2. Summary of Significant Accounting Policies

Revenue Recognition

The residential apartments are leased under operating leases with terms of generally one year or less.  Rental income is recognized as it is earned, which is not materially different than on a straight-line basis.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the statement in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

All advertising costs are expensed as incurred and included as operating expenses on the accompanying statement of revenue and certain expenses.  Advertising expenses were approximately $124,000 for the year ended December 31, 2006.

3. Related Party Transactions

An affiliate of the Florida Portfolio performed the property management function and charged the Properties total management fees in the amount of approximately $1,153,000 for the year ended December 31, 2006.

An affiliate of the Florida Portfolio allocated insurance expense under a master policy to the Properties and various affiliated properties.  Insurance expense for the year ended December 31, 2006 was approximately $1,546,000 and is included in real estate taxes and insurance in the accompanying statement.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Equity Residential

The Partners

ERP Operating Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of the Berkeley Portfolio for the year ended December 31, 2006. This statement is the responsibility of the management of the Berkeley Portfolio (the “Properties”).  Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Properties’ internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Residential and ERP Operating Limited Partnership, as described in Note 1, and is not intended to be a complete presentation of the Properties’ revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Berkeley Portfolio for the year ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois

December 21, 2007

BERKELEY PORTFOLIO

Statements of Revenue and Certain Expenses

	Period from
	January 1, 2007 to	Year Ended
	April 18, 2007	December 31, 2006
	(Unaudited)
Revenue
Rental revenue	$2,908,021	$9,562,825
Total revenue	2,908,021	9,562,825

Expenses
Maintenance	121,222	268,044
Operating	383,136	1,171,401
Utilities	201,042	616,273
Real estate taxes and insurance	431,877	1,381,337
Management fees — affiliate	95,950	280,246
Total expenses	1,233,227	3,717,301

Revenue in excess of certain expenses	$1,674,794	$5,845,524

See accompanying notes.

BERKELEY PORTFOLIO

Notes to Statements of Revenue and Certain Expenses

1. Basis of Presentation

On April 18, 2007, ERP Operating Limited Partnership (collectively with Equity Residential, its general partner, the “Company”) indirectly acquired a portfolio of apartment buildings in Berkeley, California known as the Berkeley Portfolio (the “Properties”).

The statements of revenue and certain expenses relate to the operations of the Berkeley Portfolio and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of the Berkeley Portfolio have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2006. In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the revenue in excess of certain expenses for the full year.

2. Summary of Significant Accounting Policies

Revenue Recognition

The residential apartments are leased under operating leases with terms of generally one year or less.  Rental income is recognized as it is earned, which is not materially different than on a straight-line basis.

Rental income from commercial space is recognized as it is earned, which is not materially different than on a straight-line basis.  All commercial leases have been accounted for as operating leases with remaining lease terms from one to ten years.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

All advertising costs are expensed as incurred and included as operating expenses in the accompanying statements of revenue and certain expenses.  For the year ended December 31, 2006 and the period from January 1, 2007 to April 18, 2007 (unaudited), advertising expenses were approximately $234,000 and $81,000, respectively.

BERKELEY PORTFOLIO

Notes to Statements of Revenue and Certain Expenses (Continued)

3. Related Party Transactions

An affiliate of the Berkeley Portfolio performed the property management function and charged the Properties total management fees in the amount of approximately $280,000 and $96,000 for the year ended December 31, 2006 and the period from January 1, 2007 to April 18, 2007 (unaudited), respectively.

An affiliate of the Berkeley Portfolio allocated insurance expense under a master policy to the Properties and various affiliated properties.  Insurance expense for the year ended December 31, 2006 and the period from January 1, 2007 to April 18, 2007 (unaudited) was approximately $179,000 and $71,000, respectively, and is included in real estate taxes and insurance in the accompanying statements.

4. Leases

Minimum future rental revenues to be received from non-cancelable leases in effect at December 31, 2006 are as follows:

Year	Amount

2007	$5,751,423
2008	781,070
2009	498,584
2010	392,456
2011	244,395
Thereafter	850,690

Total	$8,518,618

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Equity Residential

The Partners

ERP Operating Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of Teresina at Lomas Verdes for the year ended December 31, 2006. This statement is the responsibility of the management of Teresina at Lomas Verdes (the “Property”). Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Residential and ERP Operating Limited Partnership, as described in Note 1, and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Teresina at Lomas Verdes for the year ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois

December 21, 2007

TERESINA AT LOMAS VERDES

Statements of Revenue and Certain Expenses

	Period from
	January 1, 2007 to	Year Ended
	April 25, 2007	December 31, 2006
	(Unaudited)
Revenue
Rental revenue	$2,165,035	$6,822,891
Total revenue	2,165,035	6,822,891

Expenses
Maintenance	147,432	376,388
Operating	285,852	654,716
Utilities	120,761	339,099
Real estate taxes and insurance	291,160	933,045
Management fee - affiliate	70,538	204,246
Total expenses	915,743	2,507,494
Revenue in excess of certain expenses	$1,249,292	$4,315,397

See accompanying notes.

TERESINA AT LOMAS VERDES

Notes to Statements of Revenue and Certain Expenses

1. Basis of Presentation

On April 25, 2007, ERP Operating Limited Partnership (collectively with Equity Residential, its general partner, the “Company”) indirectly acquired an apartment building in Chula Vista, California known as Teresina at Lomas Verdes (the “Property”).

The statements of revenue and certain expenses relate to the operations of Teresina at Lomas Verdes and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of Teresina at Lomas Verdes have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2006. In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the revenue in excess of certain expenses for the full year.

2. Summary of Significant Accounting Policies

Revenue Recognition

The residential apartments are leased under operating leases with terms of generally one year or less. Rental income is recognized as it is earned, which is not materially different than on a straight-line basis.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

All advertising costs are expensed as incurred and included as operating expenses on the accompanying statements of revenue and certain expenses. For the year ended December 31, 2006 and the period from January 1, 2007 to April 25, 2007 (unaudited), advertising expenses were approximately $43,000 and $13,000, respectively.

3. Related Party Transactions

An affiliate of Teresina at Lomas Verdes performed the property management function and charged the Property total management fees in the amount of approximately $204,000 and $71,000 for the year ended December 31, 2006 and the period from January 1, 2007 to April 25, 2007 (unaudited), respectively.

An affiliate of Teresina at Lomas Verdes allocated insurance expense under a master policy to the Property and various affiliated properties.  Insurance expense for the year ended December 31, 2006 and the period from January 1, 2007 to April 25, 2007 (unaudited) was approximately $71,000 and $22,000, respectively, and is included in real estate taxes and insurance in the accompanying statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Equity Residential

The Partners

ERP Operating Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of the Upper West Side Portfolio for the year ended December 31, 2006. This statement is the responsibility of the management of the Upper West Side Portfolio (the “Properties”). Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Properties’ internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Residential and ERP Operating Limited Partnership, as described in Note 1, and is not intended to be a complete presentation of the Properties’ revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Upper West Side Portfolio for the year ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois

December 21, 2007

UPPER WEST SIDE PORTFOLIO

Statements of Revenue and Certain Expenses

	Period from
	January 1, 2007 to	Year Ended
	June 12, 2007	December 31, 2006
	(Unaudited)
Revenue
Rental revenue	$4,658,010	$9,844,571
Total revenue	4,658,010	9,844,571

Expenses
Maintenance	217,298	542,462
Operating	1,523,046	3,081,716
Utilities	275,326	621,062
Real estate taxes and insurance	1,071,211	2,331,705
Total expenses	3,086,881	6,576,945

Revenue in excess of certain expenses	$1,571,129	$3,267,626

See accompanying notes.

UPPER WEST SIDE PORTFOLIO

Notes to Statements of Revenue and Certain Expenses

1. Basis of Presentation

On June 12, 2007, ERP Operating Limited Partnership (collectively with Equity Residential, its general partner, the “Company”) indirectly acquired a portfolio of apartment buildings in New York, New York known as The Upper West Side Portfolio (the “Properties”).

The statements of revenue and certain expenses relate to the operations of The Upper West Side Portfolio and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of the Upper West Side Portfolio have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2006. In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the revenue in excess of certain expenses for the full year.

2. Summary of Significant Accounting Policies

Revenue Recognition

The residential apartments are leased under operating leases with terms of generally one year or less. Rental revenue is recognized as it is earned, which is not materially different than on a straight-line basis.

Rental income from commercial space is generally recognized on a straight-line basis over the life of the lease.  All commercial leases have been accounted for as operating leases with remaining lease terms from one to eight years.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

All advertising costs are expensed as incurred and included as operating expenses on the accompanying statements of revenue and certain expenses. For the year ended December 31, 2006 and the period from January 1, 2007 to June 12, 2007 (unaudited), advertising expenses were approximately $133,000 and $62,000, respectively.

UPPER WEST SIDE PORTFOLIO

Notes to Statements of Revenue and Certain Expenses (Continued)

3. Related Party Transactions

An affiliate of The Upper West Side Portfolio allocated insurance expense under a master policy to the Properties and various affiliated properties.  Insurance expense for the year ended December 31, 2006 and the period from January 1, 2007 to June 12, 2007 (unaudited) was approximately $258,000 and $110,000, respectively, and is included in real estate taxes and insurance in the accompanying statements.

4. Leases

Minimum future rental revenues to be received from non-cancelable leases in effect at December 31, 2006 are as follows:

Year	Amount

2007	$5,373,305
2008	732,618
2009	114,662
2010	108,986
2011	62,424
Thereafter	148,152

Total	$6,540,147

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Equity Residential

The Partners

ERP Operating Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of the Greenwood Properties for the year ended December 31, 2006. This statement is the responsibility of the management of the Greenwood Properties (the “Properties”). Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Properties’ internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Residential and ERP Operating Limited Partnership, as described in Note 1, and is not intended to be a complete presentation of the Properties’ revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Greenwood Properties for the year ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois

December 21, 2007

THE GREENWOOD PROPERTIES

Statements of Revenue and Certain Expenses

	Period from
	January 1, 2007 to	Year Ended
	July 27, 2007	December 31, 2006
	(Unaudited)
Revenue
Rental revenue	$3,512,505	$5,807,494
Total revenue	3,512,505	5,807,494

Expenses
Maintenance	231,051	365,939
Operating	560,157	914,933
Utilities	174,195	267,257
Real estate taxes and insurance	383,616	636,380
Management fees	119,189	197,841
Total expenses	1,468,208	2,382,350
Revenue in excess of certain expenses	$2,044,297	$3,425,144

See accompanying notes.

THE GREENWOOD PROPERTIES

Notes to Statements of Revenue and Certain Expenses

1. Basis of Presentation

On July 27, 2007, ERP Operating Limited Partnership (collectively with Equity Residential, its general partner, the “Company”) indirectly acquired two apartment buildings in Centennial, Colorado known as the Greenwood Properties (the “Properties”).

The statements of revenue and certain expenses relate to the operations of the Greenwood Properties and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of the Greenwood Properties have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2006. In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the revenue in excess of certain expenses for the full year.

2. Summary of Significant Accounting Policies

Revenue Recognition

The residential apartments are leased under operating leases with terms of generally one year or less.  Rental income is recognized as it is earned, which is not materially different than on a straight-line basis.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

All advertising costs are expensed as incurred and included as operating expenses on the accompanying statements of revenue and certain expenses.  For the year ended December 31, 2006 and the period from January 1, 2007 to July 27, 2007 (unaudited), advertising expenses were approximately $108,000 and $53,000, respectively.

THE GREENWOOD PROPERTIES

Notes to Statements of Revenue and Certain Expenses (Continued)

3. Related Party Transactions

An affiliate of the Greenwood Properties allocated insurance expense under a master policy to the Properties and various affiliated properties.  Insurance expense for the year ended December 31, 2006 and the period from January 1, 2007 to July 27, 2007 (unaudited) was approximately $217,000 and $126,000, respectively, and is included in real estate taxes and insurance in the accompanying statements.

Pro Forma Condensed Consolidated Balance Sheets

                The accompanying unaudited Pro Forma Condensed Consolidated Balance Sheets of Equity Residential and ERP Operating Limited Partnership (collectively, the “Company”) are presented as if the properties had been acquired on September 30, 2007.  The Florida Portfolio, Berkeley Portfolio, Teresina at Lomas Verdes, Upper West Side Portfolio and Greenwood Properties were previously acquired on January 4, 2007, April 18, 2007, April 25, 2007, June 12, 2007, and July 27, 2007, respectively, and as a result, these acquisitions are already reflected in the historical amounts as of September 30, 2007.  These Pro Forma Condensed Consolidated Balance Sheets should be read in conjunction with the Pro Forma Condensed Consolidated Statements of Operations for the nine-month period ended September 30, 2007 and for the year ended December 31, 2006 and the historical consolidated financial statements and notes thereto of the Company reported on Forms 10-Q for the nine-month period ended September 30, 2007 and on Forms 10-K for the year ended December 31, 2006, as updated on Forms 8-K dated August 28, 2007.  In management’s opinion, all adjustments necessary to reflect the acquisitions of the Florida Portfolio, Berkeley Portfolio, Teresina at Lomas Verdes, Upper West Side Portfolio and Greenwood Properties have been made.  The following Pro Forma Condensed Consolidated Balance Sheets do not purport to represent the future financial position of the Company.

Pro Forma Condensed Consolidated Statements of Operations

                The accompanying unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine-month period ended September 30, 2007 and for the year ended December 31, 2006 of Equity Residential and ERP Operating Limited Partnership (collectively, the “Company”) are presented as if the Florida Portfolio, Berkeley Portfolio, Teresina at Lomas Verdes, Upper West Side Portfolio and Greenwood Properties had been acquired on January 1, 2006.  The Florida Portfolio was purchased on January 4, 2007 and any operations related to the previous owner’s period of ownership related to the nine months ended September 30, 2007 are immaterial.  Therefore, no pro forma adjustment is presented for the Florida Portfolio for the Pro Forma Condensed Consolidated Statements of Operations for the nine-month period ended September 30, 2007.

                These Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with the historical consolidated financial statements included in the Company’s previous filings with the Securities and Exchange Commission.

                The unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations would have been for the nine-month period ended September 30, 2007 or for the year ended December 31, 2006 assuming the above transactions had been consummated on January 1, 2006, nor do they purport to represent the future results of operations of the Company.

EQUITY RESIDENTIAL

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2007

(Amounts in thousands)

(Unaudited)

Historical and Pro Forma Amounts (A)
ASSETS
Investment in real estate
Land	$3,610,743
Depreciable property	13,557,202
Projects under development	539,009
Land held for development	395,550
Investment in real estate	18,102,504
Accumulated depreciation	(3,064,347)
Investment in real estate, net	15,038,157

Cash and cash equivalents	62,734
Investments in unconsolidated entities	3,535
Deposits — restricted	449,672
Escrow deposits — mortgage	23,042
Deferred financing costs, net	56,227
Other assets	156,218
Total assets	$15,789,585

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$3,576,301
Notes, net	5,311,232
Lines of credit	640,000
Accounts payable and accrued expenses	154,363
Accrued interest payable	89,922
Other liabilities	314,696
Security deposits	62,196
Distributions payable	137,259
Total liabilities	10,285,969

Commitments and contingencies
Total Minority Interests	364,676

Total shareholders’ equity	5,138,940
Total liabilities and shareholders’ equity	$15,789,585

See accompanying notes.

EQUITY RESIDENTIAL

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2007

(Amounts in thousands except per share data)

(Unaudited)

	HISTORICAL AMOUNTS (A)	PRO FORMA CHANGES (B)	PRO FORMA CHANGES (C)	PRO FORMA CHANGES (D)	PRO FORMA CHANGES (E)	PRO FORMA AMOUNTS

REVENUES
Rental income	$1,517,357	$2,908	$2,165	$4,658	$3,513	$1,530,601
Fee and asset management	6,937	—	—	—	—	6,937
Total revenues	1,524,294	2,908	2,165	4,658	3,513	1,537,538

EXPENSES
Property and maintenance	399,863	705	554	2,016	965	404,103
Real estate taxes and insurance	160,458	432	291	1,071	384	162,636
Property management	68,956	96	71	116	119	69,358
Fee and asset management	6,604	—	—	—	—	6,604
Depreciation	441,517	1,570	985	937	1,848	446,857
General and administrative	34,651	—	—	—	—	34,651
Impairment	1,020	—	—	—	—	1,020
Total expenses	1,113,069	2,803	1,901	4,140	3,316	1,125,229

Operating income (loss)	411,225	105	264	518	197	412,309
Interest and other income	12,350	—	—	—	—	12,350
Interest:
Expense incurred, net	(361,879)	(2,096)	(1,591)	(4,679)	(2,716)	(372,961)
Amortization of deferred financing costs	(8,191)	—	—	—	—	(8,191)
Income (loss) before allocation to Minority Interests, income from investments in unconsolidated entities, net gain on sales of unconsolidated entities and land parcels and discontinued operations	53,505	(1,991)	(1,327)	(4,161)	(2,519)	43,507
Allocation to Minority Interests:
Operating Partnership, net	(2,246)	126	84	264	160	(1,612)
Preference Interests and Units	(437)	—	—	—	—	(437)
Partially Owned Properties	(997)	—	—	—	—	(997)
Income from investments in unconsolidated entities	185	—	—	—	—	185
Net gain on sales of unconsolidated entities	2,629	—	—	—	—	2,629
Net gain on sales of land parcels	5,230	—	—	—	—	5,230
Income (loss) from continuing operations, net of minority interests	57,869	(1,865)	(1,243)	(3,897)	(2,359)	48,505
Preferred distributions	(19,157)	—	—	—	—	(19,157)
Premium on redemption of Preferred Shares	(6,144)	—	—	—	—	(6,144)
Income (loss) from continuing operations available to Common Shares	$32,568	$(1,865)	$(1,243)	$(3,897)	$(2,359)	$23,204

Earnings per share - basic:
Income from continuing operations available to Common Shares	$0.12					$0.08
Weighted average Common Shares outstanding	282,847					282,847

Earnings per share - diluted:
Income from continuing operations available to Common Shares	$0.11					$0.08
Weighted average Common Shares outstanding	306,052					306,052
See accompanying notes.

EQUITY RESIDENTIAL

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2006

(Amounts in thousands except per share data)

(Unaudited)

	HISTORICAL AMOUNTS (A)	PRO FORMA CHANGES (B)	PRO FORMA CHANGES (C)	PRO FORMA CHANGES (D)	PRO FORMA CHANGES (E)	PRO FORMA CHANGES (F)	PRO FORMA AMOUNTS

REVENUES
Rental income	$1,888,297	$35,353	$9,563	$6,823	$9,845	$5,807	$1,955,688
Fee and asset management	9,101	—	—	—	—	—	9,101
Total revenues	1,897,398	35,353	9,563	6,823	9,845	5,807	1,964,789

EXPENSES
Property and maintenance	500,074	7,265	2,056	1,370	4,245	1,548	516,558
Real estate taxes and insurance	185,651	6,155	1,381	933	2,332	636	197,088
Property management	96,178	1,153	280	204	246	198	98,259
Fee and asset management	8,934	—	—	—	—	—	8,934
Depreciation	538,763	22,320	6,836	4,583	4,820	4,610	581,932
General and administrative	48,457	—	—	—	—	—	48,457
Impairment	34,002	—	—	—	—	—	34,002
Total expenses	1,412,059	36,893	10,553	7,090	11,643	6,992	1,485,230

Operating income (loss)	485,339	(1,540)	(990)	(267)	(1,798)	(1,185)	479,559
Interest and other income	30,995	—	—	—	—	—	30,995
Interest:
Expense incurred, net	(420,894)	(21,820)	(6,748)	(4,848)	(9,795)	(4,455)	(468,560)
Amortization of deferred financing costs	(8,140)	—	—	—	—	—	(8,140)
Income (loss) before allocation to Minority Interests, (loss) from investments in unconsolidated entities, net gain on sales of unconsolidated entities and land parcels and discontinued operations	87,300	(23,360)	(7,738)	(5,115)	(11,593)	(5,640)	33,854
Allocation to Minority Interests:
Operating Partnership, net	(2,840)	1,535	508	336	762	371	672
Preference Interests and Units	(2,002)	—	—	—	—	—	(2,002)
Partially Owned Properties	(3,132)	—	—	—	—	—	(3,132)
Premium on redemption of Preference Interests	(684)	—	—	—	—	—	(684)
(Loss) from investments in unconsolidated entities	(631)	—	—	—	—	—	(631)
Net gain on sales of unconsolidated entities	370	—	—	—	—	—	370
Net gain on sales of land parcels	2,792	—	—	—	—	—	2,792
Income (loss) from continuing operations, net of minority interests	81,173	(21,825)	(7,230)	(4,779)	(10,831)	(5,269)	31,239
Preferred distributions	(37,113)	—	—	—	—	—	(37,113)
Premium on redemption of Preferred Shares	(3,965)	—	—	—	—	—	(3,965)
Income (loss) from continuing operations available to Common Shares	$40,095	$(21,825)	$(7,230)	$(4,779)	$(10,831)	$(5,269)	$(9,839)

Earnings per share - basic:
Income (loss) from continuing operations available to Common Shares	$0.14						$(0.03)
Weighted average Common Shares outstanding	290,019						290,019

Earnings per share - diluted:
Income (loss) from continuing operations available to Common Shares	$0.14						$(0.03)
Weighted average Common Shares outstanding	315,579						290,019

See accompanying notes.

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2007

(Amounts in thousands)

(Unaudited)

Historical and Pro Forma Amounts (A)
ASSETS
Investment in real estate
Land	$3,610,743
Depreciable property	13,557,202
Projects under development	539,009
Land held for development	395,550
Investment in real estate	18,102,504
Accumulated depreciation	(3,064,347)
Investment in real estate, net	15,038,157

Cash and cash equivalents	62,734
Investments in unconsolidated entities	3,535
Deposits — restricted	449,672
Escrow deposits — mortgage	23,042
Deferred financing costs, net	56,227
Other assets	156,218
Total assets	$15,789,585

LIABILITIES AND PARTNERS’ CAPITAL
Liabilities:
Mortgage notes payable	$3,576,301
Notes, net	5,311,232
Lines of credit	640,000
Accounts payable and accrued expenses	154,363
Accrued interest payable	89,922
Other liabilities	314,696
Security deposits	62,196
Distributions payable	137,259
Total liabilities	10,285,969

Commitments and contingencies
Minority Interests — Partially Owned Properties	26,879

Total partners’ capital	5,476,737
Total liabilities and partners’ capital	$15,789,585
See accompanying notes.

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2007

(Amounts in thousands except per OP Unit data)

(Unaudited)

	HISTORICAL AMOUNTS (A)	PRO FORMA CHANGES (B)	PRO FORMA CHANGES (C)	PRO FORMA CHANGES (D)	PRO FORMA CHANGES (E)	PRO FORMA AMOUNTS

REVENUES
Rental income	$1,517,357	$2,908	$2,165	$4,658	$3,513	$1,530,601
Fee and asset management	6,937	—	—	—	—	6,937
Total revenues	1,524,294	2,908	2,165	4,658	3,513	1,537,538

EXPENSES
Property and maintenance	399,863	705	554	2,016	965	404,103
Real estate taxes and insurance	160,458	432	291	1,071	384	162,636
Property management	68,956	96	71	116	119	69,358
Fee and asset management	6,604	—	—	—	—	6,604
Depreciation	441,517	1,570	985	937	1,848	446,857
General and administrative	34,651	—	—	—	—	34,651
Impairment	1,020	—	—	—	—	1,020
Total expenses	1,113,069	2,803	1,901	4,140	3,316	1,125,229

Operating income (loss)	411,225	105	264	518	197	412,309
Interest and other income	12,350	—	—	—	—	12,350
Interest:
Expense incurred, net	(361,879)	(2,096)	(1,591)	(4,679)	(2,716)	(372,961)
Amortization of deferred financing costs	(8,191)	—	—	—	—	(8,191)
Income (loss) before allocation to Minority Interests, income from investments in unconsolidated entities, net gain on sales of unconsolidated entities and land parcels and discontinued operations	53,505	(1,991)	(1,327)	(4,161)	(2,519)	43,507
Allocation to Minority Interests - Partially Owned Properties	(997)	—	—	—	—	(997)
Income from investments in unconsolidated entities	185	—	—	—	—	185
Net gain on sales of unconsolidated entities	2,629	—	—	—	—	2,629
Net gain on sales of land parcels	5,230	—	—	—	—	5,230
Income (loss) from continuing operations	$60,552	$(1,991)	$(1,327)	$(4,161)	$(2,519)	$50,554
ALLOCATION OF INCOME FROM CONTINUING OPERATIONS:
Preference Units	$19,157	$—	$—	$—	$—	$19,157
Preference Interests and Junior Preference Units	$437	$—	$—	$—	$—	$437
Premium on redemption of Preference Units	$6,144	$—	$—	$—	$—	$6,144
Income (loss) from continuing operations available to OP Units	$34,814	$(1,991)	$(1,327)	$(4,161)	$(2,519)	$24,816

Earnings per OP Unit - basic:
Income from continuing operations available to OP Units	$0.12					$0.08
Weighted average OP Units outstanding	301,987					301,987

Earnings per OP Unit - diluted:
Income from continuing operations available to OP Units	$0.11					$0.08
Weighted average OP Units outstanding	306,052					306,052

See accompanying notes.

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2006

(Amounts in thousands except per OP Unit data)

(Unaudited)

	HISTORICAL AMOUNTS (A)	PRO FORMA CHANGES (B)	PRO FORMA CHANGES (C)	PRO FORMA CHANGES (D)	PRO FORMA CHANGES (E)	PRO FORMA CHANGES (F)	PRO FORMA AMOUNTS

REVENUES
Rental income	$1,888,297	$35,353	$9,563	$6,823	$9,845	$5,807	$1,955,688
Fee and asset management	9,101	—	—	—	—	—	9,101
Total revenues	1,897,398	35,353	9,563	6,823	9,845	5,807	1,964,789

EXPENSES
Property and maintenance	500,074	7,265	2,056	1,370	4,245	1,548	516,558
Real estate taxes and insurance	185,651	6,155	1,381	933	2,332	636	197,088
Property management	96,178	1,153	280	204	246	198	98,259
Fee and asset management	8,934	—	—	—	—	—	8,934
Depreciation	538,763	22,320	6,836	4,583	4,820	4,610	581,932
General and administrative	48,457	—	—	—	—	—	48,457
Impairment	34,002	—	—	—	—	—	34,002
Total expenses	1,412,059	36,893	10,553	7,090	11,643	6,992	1,485,230

Operating income (loss)	485,339	(1,540)	(990)	(267)	(1,798)	(1,185)	479,559
Interest and other income	30,995	—	—	—	—	—	30,995
Interest:
Expense incurred, net	(420,894)	(21,820)	(6,748)	(4,848)	(9,795)	(4,455)	(468,560)
Amortization of deferred financing costs	(8,140)	—	—	—	—	—	(8,140)
Income (loss) before allocation to Minority Interests, (loss) from investments in unconsolidated entities, net gain on sales of unconsolidated entities and land parcels and discontinued operations	87,300	(23,360)	(7,738)	(5,115)	(11,593)	(5,640)	33,854
Allocation to Minority Interests - Partially Owned Properties	(3,132)	—	—	—	—	—	(3,132)
(Loss) from investments in unconsolidated entities	(631)	—	—	—	—	—	(631)
Net gain on sales of unconsolidated entities	370	—	—	—	—	—	370
Net gain on sales of land parcels	2,792	—	—	—	—	—	2,792
Income (loss) from continuing operations	$86,699	$(23,360)	$(7,738)	$(5,115)	$(11,593)	$(5,640)	$33,253
ALLOCATION OF INCOME FROM CONTINUING OPERATIONS:
Preference Units	$37,113	$—	$—	$—	$—	$—	$37,113
Preference Interests and Junior Preference Units	$2,002	$—	$—	$—	$—	$—	$2,002
Premium on redemption of Preference Units	$3,965	$—	$—	$—	$—	$—	$3,965
Premium on redemption of Preference Interests	$684	$—	$—	$—	$—	$—	$684
Income (loss) from continuing operations available to OP Units	$42,935	$(23,360)	$(7,738)	$(5,115)	$(11,593)	$(5,640)	$(10,511)
Earnings per OP Unit - basic:
Income (loss) from continuing operations available to OP Units	$0.14						$(0.03)
Weighted average OP Units outstanding	310,452						310,452

Earnings per OP Unit - diluted:
Income (loss) from continuing operations available to OP Units	$0.14						$(0.03)
Weighted average OP Units outstanding	315,579						310,452
See accompanying notes.

EQUITY RESIDENTIAL

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

SEPTEMBER 30, 2007

(Unaudited)

Notes to Pro Forma Condensed Consolidated Balance Sheets

(A)Represents the consolidated balance sheets of Equity Residential and ERP Operating Limited Partnership (collectively, the “Company”) as of September 30, 2007, as contained in the unaudited historical consolidated financial statements and notes thereto filed on their respective Form 10-Q’s. The Florida Portfolio, Berkeley Portfolio, Teresina at Lomas Verdes, Upper West Side Portfolio and Greenwood Properties were previously acquired on January 4, 2007, April 18, 2007, April 25, 2007, June 12, 2007, and July 27, 2007, respectively, and as a result, these acquisitions are already reflected in the historical amounts as of September 30, 2007. The Florida Portfolio was acquired for a total purchase price of $404.0 million plus closing costs of $0.2 million and was financed through the use of $4.0 million of earnest money deposits and the revolving lines of credit. The Berkeley Portfolio was acquired for a total purchase price of $145.9 million plus closing costs of $1.2 million and was financed through the use of $3.0 million of earnest money deposits, assumption of debt of $66.7 million and the revolving lines of credit. Teresina at Lomas Verdes was acquired for a total purchase price of $90.3 million and was financed through the use of $1.3 million of earnest money deposits, assumption of debt of $45.4 million and the revolving lines of credit. The Upper West Side Portfolio was acquired for a total purchase price of $180.0 million plus closing costs of $1.5 million and was financed through the use $171.1 million of tax-deferred 1031 exchange proceeds from dispositions and the revolving line of credit. The Greenwood Properties were acquired for a total purchase price of $82.5 million plus closing costs of $0.1 million and was financed through the use $81.7 million of tax-deferred 1031 exchange proceeds from dispositions and the revolving lines of credit.

EQUITY RESIDENTIAL

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2007

(Unaudited)

Notes to Pro Forma Condensed Consolidated Statements of Operations

(A)Represents the historical consolidated statements of operations of Equity Residential and ERP Operating Limited Partnership (collectively, the “Company”) as contained in the historical consolidated financial statements included in previous filings with the Securities and Exchange Commission.

(B)Represents the pro forma revenues and expenses for the previous owner’s period of ownership during the nine months ended September 30, 2007 attributable to the acquisition of the Berkeley Portfolio as if the acquisition had occurred on January 1, 2006. Results of operations from the date of acquisition, April 18, 2007, and forward are included in the historical amounts column in the Pro Forma Condensed Consolidated Statements of Operations. Interest expense incurred of $2.1 million includes $0.7 million related to interest of the assumption of $66.7 million of mortgage debt and $1.4 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 5.6955%. Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of the Berkeley Portfolio would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions. Depreciation expense of $1.6 million relates to the aggregate purchase price of $145.9 million less an allocation to land of $32.7 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Nine Months
		Weighted Average	Ended 9/30/07
Asset	Basis	Depreciable Life	Expense
Building	$106,659	30 Years	$1,185
F,F&E	5,434	5 Years	362
In-Place Leases — Residential	2,124	6 Months	—
In-Place Leases — Retail	177	Various	23

Total	$114,394		$1,570

(C)Represents the pro forma revenues and expenses for the previous owner’s period of ownership during the nine months ended September 30, 2007 attributable to the acquisition of Teresina at Lomas Verdes as if the acquisition had occurred on January 1, 2006. Results of operations from the date of acquisition, April 25, 2007, and forward are included in the historical amounts column in the Pro Forma Condensed Consolidated Statements of Operations. Interest expense incurred of $1.6 million includes $0.8 million related to interest on the assumption of $45.4 million of mortgage debt and $0.8 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 5.6955%. Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of Teresina at Lomas Verdes would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions. Depreciation expense of $1.0 million relates to the aggregate purchase price of $90.3 million less an allocation to land of $28.6 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Nine Months
		Weighted Average	Ended 9/30/07
Asset	Basis	Depreciable Life	Expense
Building	$54,392	30 Years	$604
F,F&E	5,720	5 Years	381
In-Place Leases — Residential	1,626	6 Months	—

Total	$61,738		$985

EQUITY RESIDENTIAL

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2007

(Unaudited)

Notes to Pro Forma Condensed Consolidated Statements of Operations (Continued)

(D)             Represents the pro forma revenues and expenses for the previous owner’s period of ownership during the nine months ended September 30, 2007 attributable to the acquisition of the Upper West Side Portfolio as if the acquisition had occurred on January 1, 2006.  Results of operations from the date of acquisition, June 12, 2007, and forward are included in the historical amounts column in the Pro Forma Condensed Consolidated Statements of Operations.  A management fee of 2.5% of revenues has been assumed for purposes of these pro forma statements.  Interest expense incurred of $4.7 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 5.6955%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of the Upper West Side Portfolio would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Depreciation expense of $0.9 million relates to the aggregate purchase price of $180.0 million less an allocation to land of $130.8 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Nine Months
		Weighted Average	Ended 9/30/07
Asset	Basis	Depreciable Life	Expense
Building	$44,247	30 Years	$615
F,F&E	3,832	5 Years	319
In-Place Leases — Residential	2,438	6 Months	—
In-Place Leases — Retail	160	Various	3

Total	$50,677		$937

(E)               Represents the pro forma revenues and expenses for the previous owner’s period of ownership during the nine months ended September 30, 2007 attributable to the acquisition of the Greenwood Properties as if the acquisition had occurred on January 1, 2006.  Results of operations from the date of acquisition, July 27, 2007, and forward are included in the historical amounts column in the Pro Forma Condensed Consolidated Statements of Operations.  Interest expense incurred of $2.7 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 5.6955%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of the Greenwood Properties would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Depreciation expense of $1.8 million relates to the aggregate purchase price of $82.5 million less an allocation to land of $8.4 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Nine Months
		Weighted Average	Ended 9/30/07
Asset	Basis	Depreciable Life	Expense
Building	$68,273	30 Years	$1,328
F,F&E	4,456	5 Years	520
In-Place Leases — Residential	1,443	6 Months	—

Total	$74,172		$1,848

EQUITY RESIDENTIAL

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2006

(Unaudited)

Notes to Pro Forma Condensed Consolidated Statements of Operations

(A)              Represents the historical consolidated statements of operations of Equity Residential and ERP Operating Limited Partnership (collectively, the “Company”) as contained in the historical consolidated financial statements included in previous filings with the Securities and Exchange Commission.

(B)                Represents the pro forma revenues and expenses for the year ended December 31, 2006 attributable to the acquisition of the Florida Portfolio as if the acquisition had occurred on January 1, 2006.  Interest expense incurred of $21.8 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 5.3987%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of the Florida Portfolio would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Depreciation expense of $22.3 million relates to the aggregate purchase price of $404.0 million less an allocation to land of $113.7 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Year
		Weighted Average	Ended 12/31/06
Asset	Basis	Depreciable Life	Expense
Building	$255,032	30 Years	$8,501
F,F&E	27,074	5 Years	5,415
In-Place Leases — Residential	8,404	6 Months	8,404

Total	$290,510		$22,320

(C)                Represents the pro forma revenues and expenses for the year ended December 31, 2006 attributable to the acquisition of the Berkeley Portfolio as if the acquisition had occurred on January 1, 2006.  Interest expense incurred of $6.7 million includes $2.4 million related to interest of the assumption of $66.7 million of mortgage debt and $4.3 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 5.3987%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of the Berkeley Portfolio would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Depreciation expense of $6.8 million relates to the aggregate purchase price of $145.9 million less an allocation to land of $32.7 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Year
		Weighted Average	Ended 12/31/06
Asset	Basis	Depreciable Life	Expense
Building	$106,659	30 Years	$3,555
F,F&E	5,434	5 Years	1,087
In-Place Leases — Residential	2,124	6 Months	2,124
In-Place Leases — Retail	177	Various	70

Total	$114,394		$6,836

(D)               Represents the pro forma revenues and expenses for the year ended December 31, 2006 attributable to the acquisition of Teresina at Lomas Verde as if the acquisition had occurred on January 1, 2006.  Interest expense incurred of $4.8 million includes $2.4 million related to interest on the assumption of $45.4 million of mortgage debt and $2.4 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 5.3987%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of Teresina at Lomas Verde would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Depreciation expense of $4.6 million relates to the aggregate purchase price of $90.3 million less an allocation to land of $28.6 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Year
		Weighted Average	Ended 12/31/06
Asset	Basis	Depreciable Life	Expense
Building	$54,392	30 Years	$1,813
F,F&E	5,720	5 Years	1,144
In-Place Leases — Residential	1,626	6 Months	1,626

Total	$61,738		$4,583

EQUITY RESIDENTIAL

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2006

(Unaudited)

Notes to Pro Forma Condensed Consolidated Statements of Operations (Continued)

(E)                 Represents the pro forma revenues and expenses for the year ended December 31, 2006 attributable to the acquisition of the Upper West Side Portfolio as if the acquisition had occurred on January 1, 2006.  A management fee of 2.5% of revenues has been assumed for purposes of these pro forma statements.  Interest expense incurred of $9.8 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 5.3987%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of the Upper West Side Portfolio would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Depreciation expense of $4.8 million relates to the aggregate purchase price of $180.0 million less an allocation to land of $130.8 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Year
		Weighted Average	Ended 12/31/06
Asset	Basis	Depreciable Life	Expense
Building	$44,247	30 Years	$1,475
F,F&E	3,832	5 Years	766
In-Place Leases — Residential	2,438	6 Months	2,438
In-Place Leases — Retail	160	Various	141

Total	$50,677		$4,820

(F)                 Represents the pro forma revenues and expenses for the year ended December 31, 2006 attributable to the acquisition of the Greenwood Properties as if the acquisition had occurred on January 1, 2006.  Interest expense incurred of $4.5 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 5.3987%.  Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of the Greenwood Properties would be primarily financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.  Depreciation expense of $4.6 million relates to the aggregate purchase price of $82.5 million less an allocation to land of $8.4 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Year
		Weighted Average	Ended 12/31/06
Asset	Basis	Depreciable Life	Expense
Building	$68,273	30 Years	$2,276
F,F&E	4,456	5 Years	891
In-Place Leases — Residential	1,443	6 Months	1,443

Total	$74,172		$4,610